Exhibit 10.2

SECOND AMENDMENT TO FOURTH AMENDED

AND RESTATED LOAN AND SECURITY AGREEMENT

AND FIRST AMENDMENT TO SUBORDINATION AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO SUBORDINATION AGREEMENT (“Amendment”) is made as of the 30th day of September, 2005 by and among PW Eagle, Inc., a Minnesota corporation (“Borrower”), the lenders who are signatories hereto (“Lenders”), Bank of America, N.A., a national banking association (“B of A”), as successor-in-interest to Fleet Capital Corporation, as agent for Lenders hereunder (B of A, in such capacity, being “Agent”) and Churchill Capital Partners IV, L.P., a Delaware limited partnership (“Creditor”).

WITNESSETH:

WHEREAS, Borrower, Fleet Capital Corporation, Agent’s predecessor-in-interest, and Lenders entered into a certain Fourth Amended and Restated Loan and Security Agreement dated as of October 25, 2004, as amended by a certain First Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of March 15, 2005, by and among Borrower, Fleet Capital Corporation, Agent’s predecessor-in-interest, and Lenders (said Fourth Amended and Restated Loan and Security Agreement, as so amended, is hereinafter referred to as the “Loan Agreement”);

WHEREAS, Fleet Capital Corporation, Agent’s predecessor-in-interest, and Creditor entered into a certain Subordination Agreement dated as of October 24, 2004 (said Subordination Agreement is hereinafter referred to as the “2004 Subordination Agreement”);

WHEREAS, Borrower desires to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications; and

WHEREAS, Creditor and Agent desire to amend and modify certain provisions of the 2004 Subordination Agreement;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrower, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement and/or the Subordination Agreement, as applicable.

2. 2004 Subordinated Notes. The provisions of the Loan Agreement (including, without limitation, subsection 8.2.6) and/or the 2004 Subordination Agreement (including, without limitation, Section 3) notwithstanding, commencing September 30, 2005, Borrower may elect to pay in cash the full amount of interest owing on September 30, 2005, and the last day of each month thereafter so long as, after giving effect to any such cash interest payment, (w) the Fixed Charge Coverage Ratio for the most recently ended twelve month period (not including the month of the interest payment due date) equaled or exceeded 1.25 to 1, (x) Availability equals or exceeds $20,000,000, (y) the per annum interest rate so paid in cash does not exceed 19% for the Senior Subordinated Notes and 22.5% for the Junior Subordinated Notes and (z) no Standstill Period is in effect.

3. Miscellaneous.

(a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Loan Agreement, any other Loan Document or the 2004 Subordination Agreement.

(b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

4. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement and the 2004 Subordination Agreement (including, without limitation, subsection 8.2.6 of the Loan Agreement and Section 3 of the Subordination Agreement) shall remain in full force and effect.

(Signature Page Follows)

(Signature Page to Amendment)

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year specified at the beginning hereof.

PW EAGLE, INC., as Borrower
By:	/s/ Dobson West
	Name:	Dobson West
	Title:	Secretary
BANK OF AMERICA, N.A., as successor-in- interest to Fleet Capital Corporation, as Agent and as a Lender
By:	/s/ Brian Conole
	Name:	Brian Conole
	Title:	Senior Vice President
WELLS FARGO BUSINESS CREDIT, INC., as a Lender
By:	/s/ Mona M. Krueger
	Name:	Mona M. Krueger
	Title:	Vice President
The CIT GROUP/BUSINESS CREDIT, INC., as a Lender
By:	/s/ Jack A. Myers
	Name:	Jack A. Myers
	Title:	Vice President

CHURCHILL CAPITAL PARTNERS IV, L.P., a Delaware limited partnership, as Creditor
By:	Churchill Capital IV, L.L.C., its General Partner
By:	Churchill Capital Inc., as Managing Agent

By:	/s/ Mark R. McDonald
	Name:	Mark R. McDonald
	Title:	Partner

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